SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	000-55564	81-1004273
(State or other jurisdiction of	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1999 S. Bascom Ave. Suite 700. Campbell, CA 95008

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

 (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On April 13, 2020, KULR Technology Group, Inc. (the “Company”) issued a press release announcing that it entered into a license and supply agreement with Americase, LLC, granting a license for Americase’s use of the Company’s passive propagation resistant (PPR) technology and agreeing to supply the Company’s PPR materials for Americase’s “Battery Bag” products.

A copy of the above mentioned press release is attached herewith as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On April 9, 2020, the Company entered into an operational supply agreement with Americase, LLC (“Americase”) pursuant to which the Company granted a license for Americase’s use of the Company’s passive propagation resistant (PPR) technology, which license, subject to certain minimum supply purchase orders continue to be placed by Americase, grants exclusivity to Americase, and pursuant to which Americase agreed to exclusively source the core PPR materials from the Company. Americase intends to use the PPR technology and materials to produce its patent pending “Battery Bag” that is utilized to prevent lithium-ion battery thermal runaway propagation during storage and transportation.

Item 9.01	Exhibits

Exhibit No.	Description

99.1	Press Release dated April 13, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: April 13, 2020	By:	/s/ Michael Mo
Michael Mo
President & Chief Executive Officer